13. COMMITMENTS	12 Months Ended
Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS

Leasing Activities

The Company leases its Australian research and development facility from a non-related Australian company under the terms of a lease that expires October 31, 2016.  In July of 2011, the Company renewed the lease on its Australian facility through October 2016 subject to an annual CPI adjustment.  Rent expense was $87,568 and $93,434 for the years ended June 30, 2015 and June 30, 2014, respectively.

The future payments required under the terms of the leases for fiscal periods subsequent to June 30, 2015 are as follows:

2016	$81,376
2017	27,125
$108,502

The Company also leased a building from an officer of its subsidiary, Tier Electronics LLC, who is also a shareholder and was a director, under a lease agreement that was due to expire on June 30, 2015.  Subsequently a lease termination agreement was entered into on October 20, 2013, which terminated the lease effective December 31, 2013 for a fee of $21,000.  The rent expense was $63,000 for year ended June 30, 2014.  The Company was required to pay real estate taxes and other occupancy costs related to the facility.

Employment Contracts

The Company has entered into employment contracts with executives and management personnel.  The contracts provide for salaries, bonuses and stock option grants, along with other employee benefits.  The employment contracts generally have no set term and can be terminated by either party.  There is a provision for payments of up to six months of annual salary as severance if the Company terminates a contract without cause, along with the acceleration of certain unvested stock option grants.